                         UBS PACE SELECT ADVISORS TRUST
               UBS PACE SMALL/MEDIUM CO VALUE EQUITY INVESTMENTS

                               SUPPLEMENT TO THE
             PROSPECTUSES RELATING TO CLASS A, CLASS B, CLASS C AND
                       CLASS Y ("MULTI-CLASS PROSPECTUS")
                       AND CLASS P ("CLASS P PROSPECTUS")
                DATED NOVEMBER 5, 2001, AS REVISED APRIL 8, 2002

                                                              September 30, 2002

Dear Investor,

    The purpose of this supplement is to inform you of a change in portfolio manager for the above listed fund.

IN THE SECTION TITLED "INVESTMENT ADVISORS AND PORTFOLIO MANAGERS" PLEASE NOTE THE FOLLOWING CHANGES CONCERNING UBS PACE SMALL/MEDIUM CO VALUE EQUITY INVESTMENTS WITH RESPECT TO ARIEL CAPITAL MANAGEMENT, INC. ("ARIEL"), THE FUND'S CO-INVESTMENT ADVISOR.

    On pages 52-53 of the Multi-Class Prospectus and page 49 of the Class P Prospectus, the fourth and fifth sentences of the first paragraph are replaced with the following:

    John W. Rogers, Jr. is primarily responsible for the day-to-day management of the fund's assets allocated to Ariel and has held his fund responsibilities since September 2002. He is the founder of Ariel and serves as its Chairman and Chief Investment Officer. Ariel was founded in 1983.

                                                                 Item No. ZS-161